SUPPLEMENT DATED AUGUST 28, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

EMERGING MARKETS DEBT PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Emerging Markets Debt Portfolio summary prospectus dated May 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the last sentence of the third paragraph is deleted and replaced with the following:

The Fund may also invest up to 20% of its net assets in frontier markets.

In addition, the following is added alphabetically to the Principal Risks subsection:

•            Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.